LORD ABBETT INVESTMENT TRUST

Lord Abbett Floating Rate Fund

Supplement dated March 22, 2011 to the

Summary Prospectus dated April 1, 2010

The following replaces the chart on page 7 of the subsection titled “Investment Adviser – Portfolio Manager” in the prospectus:

Portfolio Manager. The portfolio manager primarily responsible for the day-to-day management of the Fund is:

Portfolio Manager/Title	Member of the Investment Management Team Since
Christopher J. Towle, Partner and Director	2007

Please retain this document for your future reference.